UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 7, 2026

QNB Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-17706	23-2318082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 North Third Street, P.O. Box 9005, Quakertown, PA 18951-9005

(Address of principal executive offices, including zip code)

(215) 538-5600

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	QNBC	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Items.

On April 1, 2026, QNB Corp. (the “Company”) completed its previously announced acquisition of The Victory Bancorp, Inc. (“Victory”) pursuant to the Agreement and Plan of Merger, dated as of September 23, 2025 (the “Merger Agreement”), between the Company and Victory. As a result of the transactions contemplated by the Merger Agreement, Victory merged with and into the Company with the Company continuing as the surviving corporation (the “Merger”), as previously disclosed in the Company’s Current Report on Form 8-K filed on April 7, 2026. In connection with the completion of the Merger, the unaudited consolidated financial statements of Victory as of and for the quarter ended March 31, 2026 are filed as exhibits hereto.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited consolidated financial statements of Victory as of and for the quarter ended March 31, 2026, and the related notes to the consolidated financial statements, which are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2026, giving effect to the Merger as if it had occurred on March 31 2026, and the unaudited pro forma condensed combined statements of income of the Company for the three months ended March 31, 2026 and for the year ended December 31, 2025, in each case giving effect to the Merger as if it had occurred on January 1, 2025, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited consolidated financial statements of Victory as of and for the quarter ended March 31, 2026

99.2

Unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2026 and the unaudited pro forma condensed combined statements of income of the Company for the three months ended March 31, 2026 and the fiscal year ended December 31, 2025 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on June 8, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

D

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QNB Corp.

By:	/s/ Jeffrey Lehocky
Jeffrey Lehocky
Chief Financial Officer

Dated: August 7, 2026